                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                   -----------

                               FORM 8-K FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   -----------

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 14, 1997 DATE OF REPORT
                                                 ---------------

                                TELEGROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NO. 000-29284
                                             ---------

                IOWA                                     42-1344121
----------------------------------------      ---------------------------------
(State of incorporation or organization)      (IRS Employer Identification No.)

   2098 NUTMEG AVENUE, FAIRFIELD, IOWA           52556
----------------------------------------      ----------
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code  (515) 472-5000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                    ----------------------------------------

The following unaudited pro forma consolidated balance sheet and consolidated statement of operations are based on historical results of Telegroup, Inc. and its subsidiaries (the "Company") and PCS Telecom, Inc. ("PCS Telecom") giving effect to the Company's initial public offering ("IPO") and the Company's acquisition of PCS Telecom's common stock (the "PCS Telecom acquisition") accounted for as a purchase in accordance with generally accepted accounting principles. Pro forma adjustments, and the assumptions on which they are based, are described in the accompanying footnotes to the pro forma consolidated financial statements. The accompanying pro forma consolidated balance sheet as of June 30, 1997 contains those pro forma adjustments necessary to reflect the IPO and the PCS Telecom acquisition as if each was consummated on that date.
The accompanying pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 contain those pro forma adjustments necessary to reflect the IPO and the PCS Telecom acquisition as if each was consummated on January 1, 1996. Because these pro forma financial statements are prepared utilizing certain assumptions, the pro forma consolidated financial statements may not be indicative of actual financial position or results of operations as of the date and for the periods presented, respectively.

                       TELEGROUP, INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)


                                              Telegroup, Inc.      Pro forma adjustments
                                             and Subsidiaries     giving effect to the IPO      Pro forma
         ASSETS                                 (Historical)     Debit              Credit       for IPO
                                             ----------------   -------             ------     -----------
Current Assets:
 Cash and cash equivalents                         5,769,631    39,785,000 (a)          --      45,554,631
 Accounts receivable and unbilled services,
  less allowance for credit losses                45,005,876            --              --      45,005,876
 Income tax recoverable                              962,793            --              --         962,793
 Deferred taxes                                    1,786,038            --              --       1,786,038
 Prepaid expenses and other other assets           1,297,344            --              --       1,297,344
 Receivables from shareholders                        44,120            --              --          44,120
 Receivables from employees                          124,441            --              --         124,441
                                                 -----------   -----------     -----------     -----------
    Total current assets                          54,990,243    39,785,000              --      94,775,243
                                                 -----------   -----------     -----------     -----------

Net property and equipment                        17,883,071            --              --      17,883,071
                                                 -----------   -----------     -----------     -----------

Other assets:
 Deferred tax asset                                       --            --              --              --
 Deposits and other assets                         1,352,436            --              --       1,352,436
 Goodwill                                            967,689            --              --         967,689
 Capitalized software, net of amortization         2,022,540            --              --       2,022,540
 Debt issuance costs, net of amortization          1,333,412            --              --       1,333,412
                                                 -----------   -----------     -----------     -----------
                                                   5,676,077            --              --       5,676,077
                                                 -----------   -----------     -----------     -----------

    Total assets                                  78,549,391    39,785,000              --     118,334,391
                                                 ===========   ===========     ===========     ===========

       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                 42,165,647            --              --      42,165,647
 Accrued expenses                                 10,694,232            --              --      10,694,232
 Unearned revenue                                    146,593            --              --         146,593
 Income taxes payable                                     --            --              --              --
 Customer deposits                                   704,221            --              --         704,221
 Current portion of long-term debt                   101,109            --              --         101,109
 Current portion of capital lease obligations        127,804            --              --         127,804
                                                 -----------   -----------     -----------     -----------
    Total current liabilities                     53,939,606            --              --      53,939,606
Deferred taxes                                       977,915            --              --         977,915
Capital lease obligations                            233,235            --              --         233,235
Long-term debt                                    11,205,356            --              --      11,205,356
Minority interest                                         --            --              --              --
Shareholders' equity                              12,193,279            --      39,785,000 (a)  51,978,279
                                                 -----------   -----------     -----------     -----------
    Total liabilities and shareholders' equity    78,549,391            --      39,785,000     118,334,391
                                                 ===========   ===========     ===========     ===========

                                                                   Pro forma adjustments
                                                                     giving effect for
                                               PCS Telecom, Inc.   PCS Telecom acquisition
         ASSETS                                   (Historical)        Debit         Credit         Pro forma
                                               -----------------   ----------     ---------      -----------
Current Assets:
 Cash and cash equivalents                                 9,300         -        1,340,000 (b)   44,223,931
 Accounts receivable and unbilled services,
  less allowance for credit losses                       349,600         -             -          45,355,476
 Income tax recoverable                                     -            -             -             962,793
 Deferred taxes                                             -            -             -           1,786,038
 Prepaid expenses and other other assets                  29,000         -             -           1,326,344
 Receivables from shareholders                              -            -             -              44,120
 Receivables from employees                                 -            -             -             124,441
                                               -----------------   ----------     ---------      -----------
    Total current assets                                 387,900         -        1,340,000       93,823,143
                                               -----------------   ----------     ---------      -----------

Net property and equipment                               405,600         -             -          18,288,671
                                               -----------------   ----------     ---------      -----------

Other assets:
 Deferred tax asset                                      185,000         -             -             185,000
 Deposits and other assets                                 2,400         -          750,000 (c)      604,836
 Goodwill                                                   -       2,398,800 (b)      -           3,366,489
 Capitalized software, net of amortization                  -            -             -           2,022,540
 Debt issuance costs, net of amortization                   -            -             -           1,333,412
                                               -----------------   ----------     ---------      -----------
                                                         187,400    2,398,800       750,000        7,512,277
                                               -----------------   ----------     ---------      -----------

    Total assets                                         980,900    2,398,800     2,090,000      119,624,091
                                               =================   ==========     =========      ===========

       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                        611,800         -             -          42,777,447
 Accrued expenses                                         34,200         -             -          10,728,432
 Unearned revenue                                        750,000      750,000 (c)      -             146,593
 Income taxes payable                                    173,700         -             -             173,700
 Customer deposits                                          -            -             -             704,221
 Current portion of long-term debt                          -            -             -             101,109
 Current portion of capital lease obligations               -            -             -             127,804
                                               -----------------   ----------     ---------      -----------
    Total current liabilities                          1,569,700      750,000          -          54,759,306
Deferred taxes                                              -            -             -             977,915
Capital lease obligations                                   -            -             -             233,235
Long-term debt                                              -            -             -          11,205,356
Minority interest                                           -            -             -               -
Shareholders' equity                                    (588,800         -        1,058,800 (b)   52,448,279
                                               -----------------   ----------     ---------      -----------
    Total liabilities and shareholders' equity           980,900      750,000     1,058,800      119,624,091
                                               =================   ==========     =========      ===========


               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

       The unaudited pro forma consolidated balance sheet reflects the historical financial position at June 30, 1997, with pro forma adjustments as if the IPO and the PCS Telecom acquisition had taken place on June 30, 1997. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 reflect the historical results of operations with pro forma IPO and PCS Telecom acquisition adjustments based on the assumption the IPO and the PCS Telecom acquisition were effective as of January 1, 1996. The following adjustments give pro forma effect to the IPO and the PCS Telecom acquisition (in addition to certain reclassifications to conform presentations):

     (a) Represents net proceeds of $35,600,000 and $4,185,000, received from the IPO and the exercise of the underwriters' overallotment option, respectively.

     (b) The PCS Telecom acquisition will be accounted for as a purchase.
         The Company gave $1,340,000 in cash and 40,000 shares of common stock in consideration for 60 percent of the common stock of PCS Telecom. The Company believes the fair value of PCS Telecom's assets and liabilities to approximate the historical carrying value.

              Value of shares issued based on market price of $11.75
                each share on August 14, 1997                              $ 470,000
              Actual amount paid in cash                                   1,340,000
                                                                          ----------
              Total cost of acquisition                                    1,810,000
              Estimated fair value of assumed
                liabilities                                                1,569,700
              Estimated fair value of assets acquired                      (980,900)
                                                                          ----------
              Excess of cost over estimated fair value                    $2,398,800
                                                                          ==========

              The minority interest deficit has been included in the excess of cost over estimated fair value as provided above.

              Pro forma adjustments to shareholders' equity as a result of the PCS Telecom acquisition:

              Value of shares issued based on
                market price                                              $  470,000
              Elimination of PCS Telecom
                shareholders' deficit                                        588,800
                                                                          ----------
                                                                          $1,058,800
                                                                          ==========

     (c) The elimination in consolidation of the Company's advance to PCS Telecom for the development of future card platforms.

     (d) The elimination in consolidation of sales of network equipment by PCS Telecom to the Company.


     (e) The amortization of goodwill created from the acquisition of PCS Telecom over the estimated useful life of 15 years.

     (f) The tax effect of the pro forma adjustments using a 36 percent tax rate.

     (g) Represents the 40 percent minority interest in share of earnings from PCS Telecom for the year ended December 31, 1996.

     (h) Earnings (loss) per common and common equivalent share have been computed using the weighted-average number of shares of common stock outstanding during each period as adjusted for the effects of the Securities and Exchange Commission Staff Accounting Bulletin No. 83. Accordingly, options and warrants to purchase common stock granted within one year of the Company's initial public offering, which have exercise prices below the assumed initial public offering price per share, have been included in the calculation of common equivalent shares, using the treasury stock method, as if they were outstanding for all periods presented.

SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TELEGROUP, INC.

Dated: October 28, 1997                 By: /s/ John P. Lass
       ----------------                    -----------------------
                                           John P. Lass
                                           Chief Operating Officer